Employee Benefit Plan	12 Months Ended
Feb. 02, 2014
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plan

Note 11: Employee Benefit Plan

We sponsor a plan to provide retirement benefits under the provisions of Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) for all employees who have completed a specified term of service. Our contributions may range from 0% to 100% of employee contributions, up to a maximum of 6% of eligible employee compensation, as defined by the 401(k) Plan. Employees may elect to contribute up to 50% of their eligible compensation on a pretax basis. Benefits under the 401(k) Plan are limited to the assets of the 401(k) Plan. Expenses related to our contributions to the 401(k) plan were $370, $382, and $273 for fiscal 2013, 2012, and 2011, respectively.